UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 16, 2006


                            MDU Resources Group, Inc.
             (Exact name of registrant as specified in its charter)

             Delaware                     1-3480               41-0423660
 (State or other jurisdiction of       (Commission          (I.R.S. Employer
        incorporation)                 File Number)         Identification No.)

                            1200 West Century Avenue
                                  P.O. Box 5650
                        Bismarck, North Dakota 58506-5650
                    (Address of principal executive offices)
                                   (Zip Code)
        Registrant's telephone number, including area code (701) 530-1000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 16, 2006, the Board of Directors of MDU Resources Group, Inc. (the "Company") approved amendments to the MDU Resources Group, Inc. Supplemental Income Security Plan (the "Plan"). The amendments changed the Plan administrator from the Company's Chief Executive Officer to the Compensation Committee (the "Committee") of the Board of Directors of the Company. Provisions that gave the Chief Executive Officer primary responsibility and authority for making decisions under the Plan were also amended to give the Committee primary responsibility. As a result of the amendments, many decisions under the Plan relating to eligibility and Plan benefits will now be made by the Committee, upon recommendation of the Chief Executive Officer, rather than by the Chief Executive Officer.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 16, 2006, the Board of Directors of the Company amended Section 3.14 of the Company Bylaws relating to the Lead Director. The amendment provides that a majority of the non-employee directors present at the first meeting of the Board after the annual meeting will choose a Lead Director whenever an employee director is serving as Chairman of the Board. However, when a non-employee director serves as Chairman of the Board, no Lead Director will be chosen.


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ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.

Exhibit
-------
Number                Description of Exhibit
------                ----------------------
3.1                   Bylaws of MDU Resources Group, Inc., as amended
                      November 16, 2006



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 21, 2006

                                        MDU Resources Group, Inc.

                                        By: /s/ Paul K. Sandness
                                            -----------------------------
                                            Paul K. Sandness
                                            General Counsel and Secretary




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                                  EXHIBIT INDEX
                                  -------------


     3.1    Bylaws of MDU Resources Group, Inc., as amended November 16, 2006